UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

PHENIXFIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00818	27-4576073
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

445 Park Avenue, 10th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 859-0390

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PFX	The NASDAQ Global Market
6.125% Notes due 2023	PFXNL	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On November 9, 2021, PhenixFIN Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and Oppenheimer & Co. Inc., as representative of the several underwriters named in Exhibit A thereto, in connection with the issuance and sale of $50.0 million aggregate principal amount of the Company’s 5.25% Notes due 2028 (the “Offering”). The Company has also granted the underwriters a 30-day option to purchase up to an additional $7.5 million aggregate principal amount of the 5.25% Notes due 2028 to cover overallotments, if any. The closing of the Offering is expected to occur on November 15, 2021, subject to customary closing conditions.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333–258913) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated November 8, 2021, the pricing term sheet dated November 9, 2021 and a final prospectus supplement dated November 9, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The description above is only a summary of the material provisions of the Underwriting Agreement and is qualified in its entirety by reference to a copy of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 9, 2021, by and between PhenixFIN Corporation and Oppenheimer & Co. Inc., as representative of the several underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, PhenixFIN Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 12, 2021	PHENIXFIN CORPORATION

/s/ David Lorber
	Name:	David Lorber
	Title:	Chief Executive Officer

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